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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2003

                                 Omnicare, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                   1-8269                       31-1001351
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)

     100 East RiverCenter Boulevard                                 41011
               Suite 1600                                         (Zip Code)
           Covington, Kentucky
(Address of principal executive offices)

Registrant's telephone number, including area code: (859) 392-3300

                                 Not Applicable
          (Former name or former address, if changed since last report)





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Item 9. Regulation FD Disclosure (Item 12. Disclosure of Results of Operations
and Financial Condition)

      The following information is intended to be furnished under Item 12, "Results of Operations and Financial Condition," but is instead being furnished pursuant to Item 9 in accordance with the interim guidance contained in Securities and Exchange Commission Release No. 34-47583.

      On May 1, 2003, Omnicare, Inc. issued a press release announcing its financial results for the first quarter of 2003. The text of the release is attached as Exhibit 99.1 to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 OMNICARE, INC.


                             By: /s/ David W. Froesel, Jr.
                                 --------------------------------------
                                 Name: David W. Froesel, Jr.
                                 Title: Senior Vice President and Chief
                                        Financial Officer

Dated: May 1, 2003


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                             STATEMENT OF DIFFERENCES
                             ------------------------

The registered trademark symbol shall be expressed as ..................... 'r'
The service mark symbol shall be expressed as ............................. 'sm'